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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): December 12, 1997
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                          MCII HOLDINGS (USA), INC.
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           (Exact name of Registrant as specified in its charter)



    DELAWARE                     333-08871                    86-0830781
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 (State or other        (Commission File Number)            (IRS Employer
 jurisdiction of                                           Identification
  incorporation)                                                Number)



10 EAST GOLF ROAD, DES PLAINES, ILLINOIS                         60016
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(Address of principal executive offices)                      (Zip Code)


                               (847) 299-9900
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(Registrant's telephone number, including area code)

                                     N/A
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        (Former name or former address, if changed since last report)


                       Exhibit Index Appears at Page 5

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                          MCII HOLDINGS (USA), INC.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On December 12, 1997, Price Waterhouse LLP ("Price Waterhouse") informed the Registrant that it would decline to stand for re-election as the Registrant's independent accountants effective with the audit of the Registrant's financial statements for the year ended December 31, 1997. The Registrant has commenced discussions with other independent accountants in order to engage a firm to conduct the audit of its financial statements for the year ended December 31, 1997.

        Price Waterhouse was first engaged as independent accountants to report on the Registrant's financial statements for the year ended December 31, 1996. Price Waterhouse's report on the 1996 financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the year ended December 31, 1996 and the subsequent interim period preceding Price Waterhouse's determination not to stand for re-election, there were no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse, would have caused Price Waterhouse to make reference to the subject matter of the disagreements in connection with its report.

        During the year ended December 31, 1996 and the subsequent interim period preceding Price Waterhouse's determination not to stand for re-election, Price Waterhouse did not advise the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist. However, on October 28, 1997 Price Waterhouse issued a letter to the Registrant that identified a reportable condition under the standards established by the American Institute of Certified Public Accountants (the "AICPA"). The AICPA defines reportable conditions as matters coming to the auditor's attention that should be communicated to the audit committee because they represent significant deficiencies in the design or operation of internal control, which could adversely affect the organization's ability to record, process, summarize, and report financial data consistent with the assertions of management in the financial statements.

        Specifically, Price Waterhouse noted issues related to the turnover of key financial personnel concurrent with the relocation of the Registrant's U.S. corporate office from Phoenix to Des Plaines, Illinois in early 1997 and further turnover in 1997 that Price Waterhouse characterized as a deterioration in the Registrant's financial control and reporting infrastructure giving rise to a reportable condition. Price Waterhouse recommended that the Registrant take immediate steps to identify the additional personnel and capabilities necessary to strengthen the Registrant's financial and reporting controls and put in place the appropriate infrastructure, including the hiring of a chief accounting officer at a vice president level. The Registrant is currently in the process of implementing staff changes that it believes will prevent the recurrence of such conditions.

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        The Registrant has requested that Price Waterhouse furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 19, 1997, is filed as Exhibit 16 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits.

                The Exhibits listed on the accompanying Exhibit Index are filed as a part of this Report and are incorporated herein by reference.

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                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MCII HOLDINGS (USA), INC.,
                                    a Delaware corporation


Date: December 19, 1997             By: /s/ Guillermo Kareh Aarun
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                                    Name:  Guillermo Kareh Aarun

                                    Title: Director, Chief Executive Corporate
                                    Officer and Secretary


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                              INDEX TO EXHIBITS



Exhibit No.                             Description
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     16                 Letter re Change in Certifying Accountant


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